SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant             X
Filed by a Party other than the Registrant
Check the appropriate box:

                 X         Preliminary Proxy Statement
 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
                           Definitive Proxy Statement
                         Definitive Additional Materials
        Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

                                 WT MUTUAL FUND

                (Name of Registrant as Specified in its Charter)

                                 WT MUTUAL FUND

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

                               X   No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

                1) Title of each class of securities to which transaction applies:


         2)       Aggregate number of securities to which transaction applies:

                  ---------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ---------

         4) Proposed maximum aggregate value of transaction:
                  ---------

         5) Total fee paid:
                  ---------

                 Fee paid previously with preliminary materials.

       Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                                 WT MUTUAL FUND

                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 22, 1999

To the Shareholders:

         Special meetings of the shareholders (the "Meetings") of WT Money Market Portfolio, WT Short/Intermediate Bond Portfolio and WT Broad Market Equity Portfolio (collectively, the "Portfolios"), each a series of WT Mutual Fund (the "Fund"), will be held on October 22, 1999 at [10 a.m.] eastern time at the offices of ________________ for the following purposes:

         1.       To approve or disapprove new investment advisory agreements;

         2. To consider the election of five persons to the Fund's Board of Trustees;

         3. To approve or disapprove certain changes to the Portfolios' fundamental investment limitations;

         4. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending June 30, 2000; and

         5. To transact such other business as may properly come before the Meetings, or any adjournment thereof.

         Shareholders of record at the close of business on August 24, 1999 are entitled to vote at the Meetings or any adjournment thereof.

                                 By Order of the Board of Trustees

                                 Gary M. Gardner
                                 Secretary
September __, 1999
Wilmington, Delaware

--------------------------------------------------------------------------------
                                    IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT AND PROMPTLY DATE, SIGN AND RETURN
   IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN HELPING THE FUND BY MAILING YOUR PROXY
     BALLOT PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                                 WT MUTUAL FUND

                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890
                           --------------------------

                                 PROXY STATEMENT
                                       FOR
                       SPECIAL MEETINGS OF SHAREHOLDERS OF

                            WT MONEY MARKET PORTFOLIO
                      WT SHORT/INTERMEDIATE BOND PORTFOLIO
                        WT BROAD MARKET EQUITY PORTFOLIO

                         TO BE HELD ON OCTOBER 22, 1999
                           --------------------------

                                  INTRODUCTION

                  This proxy statement is furnished to the shareholders of WT Money Market Portfolio, WT Short/Intermediate Bond Portfolio and WT Broad Market Equity Portfolio (each a Portfolio, and, collectively, the "Portfolios") in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees of WT Mutual Fund (the "Fund") for use at the special meetings of the Portfolios' shareholders (the "Meetings") and at any adjournment thereof. The Meetings will be held on October 22, 1999 at [10 a.m.] eastern time at the offices of ______________________. For convenience, WT Money Market Portfolio is hereafter referred to as "Money Market Portfolio," WT Short/Intermediate Bond Portfolio as "Bond Portfolio" and WT Broad Market Equity Portfolio as "Equity Portfolio."

                  The Meetings will be held so that shareholders may vote on the proposals described in this proxy statement. These proposals are part of a broader initiative by Wilmington Trust Company ("WTC") to consolidate or reorganize a number of different mutual funds managed by WTC and its affiliates, Rodney Square Management Corporation ("RSMC") and Cramer Rosenthal McGlynn, LLC ("CRM") (the "Reorganization"). The purpose of the Reorganization is to form a comprehensive, streamlined group of funds, offering a greater variety of investment styles. To this end, other mutual funds currently advised by WTC, RSMC and CRM would be converted into new series of the Fund and would thereafter operate in a master/feeder fund structure. The Reorganization, which is expected to occur on or about November 1, 1999, is being submitted to the shareholders of the other funds for their consideration. Effective November 1, 1999, Money Market Portfolio will be renamed Wilmington Premier Money Market Portfolio, Bond Portfolio will be renamed Wilmington Short/Intermediate Bond Portfolio and Equity Portfolio will be renamed Wilmington Large Cap Core Portfolio. Additionally, the Portfolios' K class shares will be renamed Institutional class shares.

                                                                               2
                  The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy ballot on or about September _, 1999. Supplementary solicitations may be made by officers of the Fund or agents appointed by the Fund utilizing other means, including telephone, facsimile, other electronic means or personal interview. The expenses in connection with preparing the proxy materials and of all solicitations will be paid by the Fund.

                                     VOTING

                  The individuals named as proxies on the enclosed proxy ballot corresponding to your particular Portfolio will vote in accordance with your direction as indicated thereon if your proxy ballot is (a) properly executed by you or your duly appointed agent or attorney-in-fact, (b) not revoked and (c) received by the Fund prior to the Meetings. If you sign, date and return the proxy ballot, but give no voting instructions, the duly appointed individuals named as proxies will vote your shares FOR the matters specified on the proxy ballot. If you execute and return your proxy ballot, you may nevertheless revoke your proxy at any time prior to its use by (a) your written notification received by the Fund, (b) by your execution of a later-dated proxy ballot or (c) by your attending the Meetings and voting in person.

                   In the event that a quorum is not represented at the Meetings or at any adjournment thereof, or, even if a quorum is represented, in the event that sufficient votes in favor of any of the proposals set forth below and in the Notice of the Meetings are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meetings and further solicitation of proxies may be made without the necessity of further notice. The individuals named as proxies will vote in favor of adjournment if the proxy ballots submitted contain instructions to vote in favor of a proposal to be considered at the adjourned meeting, and the individuals named as proxies will vote against any adjournment if the proxy ballots contain instructions to vote against or to abstain from voting on a proposal to be considered at the adjourned meeting. A shareholder vote may be taken on one or more of the proposals prior to an adjournment if sufficient votes have been received and it is otherwise appropriate.

                  Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be votes against such adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority.

                  The Board of Trustees has fixed the close of business on August 24, 1999 as the record date ("Record Date") for the determination of the shareholders entitled to notice of and to vote at the Meetings or any adjournments thereof. As of the Record Date, ____________ shares of Money Market Portfolio, __________________ shares of Bond Portfolio and ____________ shares of Equity Portfolio were issued and outstanding.

                  Shareholders of the Portfolios will vote together with respect to the election of the Trustees (Proposal 2) and ratification of the selection of the independent auditors (Proposal 4). Shareholders of the Portfolios will vote separately on approval of their respective investment advisory contracts, (Proposal 1) and changes to the fundamental investment limitations (Proposal 3). Each share is entitled to one vote. Each proposal shall be treated separately, and if any proposal is not approved by shareholders, this would not affect any of the other proposals. If a proposal is not approved, the Board of Trustees will consider what other action is appropriate based upon the best interests of the shareholders.

                  The Fund's shares do not have cumulative voting rights; therefore, a plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of a Trustee under Proposal 2. Approval of Proposals 1 and 3 with respect to each Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Portfolio, as defined in the Investment Company Act of 1940 (the "1940 Act"), represented at the meeting in person or by proxy ("1940 Act Majority Vote"). A 1940 Act Majority Vote means the vote of (a) at least 67% of the shares of a Portfolio present in person or by proxy, if more than 50% of the shares of the Portfolio are represented at the meeting, or (b) more than 50% of the outstanding shares of a Portfolio, whichever is less. An affirmative vote of a majority of the aggregate outstanding shares of the Fund, present in person or by proxy and voting, is necessary to ratify the selection of the independent auditors.

                              SUMMARY OF PROPOSALS

------------------------ --------------------------------------------- ---------------------------------------------
PORTFOLIOS SOLICITED     PROPOSAL DESCRIPTION                          REASON
------------------------ --------------------------------------------- ---------------------------------------------
All                      PROPOSAL NO. 1.  To approve or disapprove     Equity and Bond Portfolios:  to change the
                         new investment advisory agreements on         adviser's compensation so that advisory fee
                         behalf of each Portfolio's corresponding      rates would decrease as fund assets
                         master series.                                increase beyond certain break points.

                                                                       Money Market Portfolio:  to change the
                                                                       investment adviser from WTC to RSMC.

                                                                               4

------------------------ --------------------------------------------- ---------------------------------------------
All                      PROPOSAL NO. 2. To consider the election of   To add representatives to the Board from
                         five persons to the Fund's Board of           the other mutual funds and advisory firms
                         Trustees.                                     participating in the pending consolidation
                                                                       and reorganization of the WT, Rodney Square
                                                                       and CRM fund families.
------------------------ --------------------------------------------- ---------------------------------------------
All                      PROPOSAL NO. 3.  To approve or disapprove     To update the Portfolios' limitations and
                         certain changes to the Portfolios'            conform them to those of the other funds
                         fundamental investment limitations.           participating in the Reorganization.
------------------------ --------------------------------------------- ---------------------------------------------
All                      PROPOSAL NO. 4.  To ratify the selection of   To obtain shareholder authorization of the
                         Ernst & Young LLP as the Fund's independent   Board's appointment of Ernst & Young LLP as
                         auditors.                                     the Fund's independent auditors.
------------------------ --------------------------------------------- ---------------------------------------------


                                 PROPOSAL NO. 1

      TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS

                  Shareholders of each Portfolio are being asked to approve new investment advisory agreements, on behalf of the Portfolio's corresponding master series (the "Master Series"). Each Portfolio of the Fund operates as a feeder fund in a master/feeder fund arrangement with a corresponding Master Series of WT Investment Trust I (the "Trust"). The Master Series for Money Market Portfolio is WT Money Market Series ("Money Market Series"), for Bond Portfolio is WT Short/Intermediate Bond Series ("Bond Series") and for Equity Portfolio is WT Broad Market Equity Series ("Equity Series"). As feeder funds, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a Master Series with the same investment objectives, policies and limitations. The Master Series invest directly in portfolio securities, and WTC presently manages each Series' investments pursuant to investment advisory agreements dated October 20, 1998 between the Trust and WTC (the "Existing Agreements").

                  New investment advisory agreements (the "New Agreements") have been proposed which would provide for WTC to continue to manage the investments of Bond Series and Equity Series. However, the New Agreement on behalf of Money Market Series provides for RSMC to replace WTC as the Series' investment adviser because one goal of the Reorganization is to have RSMC advise each of the money market funds in the new consolidated fund group. Additionally, the New Agreements for Bond Series and Equity Series include break points in the adviser's compensation schedule so that fee rates would decrease if the Series' assets increase beyond certain amounts.

                   The New Agreements must be approved by the Master Series' respective shareholders (i.e. the Portfolios). Pursuant to 1940 Act requirements applicable to master/feeder fund structures, each Portfolio's voting rights with respect to the Master Series shares that it holds must be passed through to the Portfolio's own shareholders, reflecting the shareholders' indirect interest in the Master Series. The following summary provides information about WTC and RSMC as well as the Existing Agreements and the New Agreements.

INFORMATION CONCERNING WTC AND RSMC

                  Since October 20, 1998, WTC, located at 1100 North Market Street, Wilmington, Delaware 19890, has served as the investment adviser of all three Master Series. WTC is engaged in a variety of investment advisory activities including the management of collective investment pools and has nearly a century of experience managing the personal investments of high net-worth individuals. WTC presently manages over $7 billion in fixed income assets and $_____________ in equity assets for clients.

                  WTC is a state-chartered bank that was organized as a Delaware corporations in 1903. WTC is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company. Ted T. Cecala is the principal executive officer of WTC. The name and principal occupation of each director of WTC as of September 1, 1999 were as follows:

NAME OF DIRECTOR                         OCCUPATION
Ted T. Cecala                            Chief Executive Officer and Chairman of
                                         the Board of Wilmington Trust
Andrew B. Kirkpatrick                    Counsel to the law firm of Morris,
                                         Nichols, Arsht and Tunnell
David P. Roselle                         President of the University of Delaware
Mary Jornlin-Theisen                     Civic leader
Charles S. Crompton, Jr.                 Partner of the law firm of Potter,
                                         Anderson & Corroon
Edward B. du Pont                        Private investor
Stacey J. Mobley                         Senior Vice President, external
                                         affairs, E.I. Du Pont de Nemours and
                                         Company
Carolyn S. Burger                        Principal of CB Associates, Inc., a
                                         consulting firm
Robert V. A. Harra, Jr.                  President, Chief Operating Officer and
                                         Treasurer of Wilmington Trust
Leonard W. Quill                         Retired
Richard R. Collins                       Chairman of Collins, Inc., a consulting
                                         firm
Hugh E. Miller                           Retired
Thomas P. Sweeney                        Partner in the law firm of Richards,
                                         Layton & Finger, P.A.
H. Stewart Dunn, Jr.                     Partner in the law firm of Ivins,
                                         Phillips & Barker
R. Keith Elliot                          Chairman of the Board and Chief
                                         Executive Officer of Hercules
                                         Incorporated

Walter D. Mertz                          Retired Senior Vice President of
                                         Wilmington Trust Corporation and
                                         Wilmington Trust Company; Associate
                                         Director
Rex L. Mears                             President of Ray S. Mears and Sons,
                                         Inc.
Robert W. Tunnell, Jr.                   Managing Partner of Tunnell Companies,
                                         L.P.
H. Rodney Sharp, III                     Retired
G. Burton Pearson                        Retired Senior Vice President of
                                         Wilmington Trust Corporation and
                                         Wilmington Trust Company; Associate
                                         Director.

                  RSMC, located at 1100 North Market Street, Wilmington, Delaware 19890, has been proposed to replace WTC as investment adviser of Money Market Series. RSMC, a wholly owned subsidiary of WTC, does not currently serve as adviser to any Series of the Trust. However, certain portfolio personnel employed by RSMC are also employees of its parent company, WTC, and in that capacity they currently provide investment management services to Money Market Series. These same portfolio personnel would continue to manage Money Market Series upon approval of the New Agreement with respect to the Series. The principal executive officer of RSMC is Robert J. Christian The name and principal occupation of each director of RSMC as of September 1, 1999 were as follows:

NAME OF DIRECTOR                         OCCUPATION


Robert J. Christian                      Chief Investment Officer of WTC and
                                         President, CEO and Director or RSMC
Eric K. Cheung                           Vice President and Division Manager for
                                         all fixed income products at WTC and
                                         Director of RSMC
Joseph M. Fahey, Jr.                     Director, Vice President and Secretary
                                         of RSMC

                  RSMC currently provides investment advisory services to the following mutual funds having an investment objective similar to the investment objective of Money Market Series:

NAME                              AMOUNT OF ASSETS AS OF 8/1/99     FEE RATES

The Rodney Square Fund
   U.S. Government Portfolio               $611,519,949               0.47%
   Money Market Portfolio                 $1,721,878,984              0.47%

The Rodney Square Tax-Exempt Fund          $434,392,392               0.47%

                  Robert J. Christian, who is an officer of WTC and RSMC, also is an officer and Trustee of the Fund and the Trust. Eric K. Cheung, who is an officer of WTC and RSMC, also is an officer of the Fund and the Trust.

INFORMATION CONCERNING THE EXISTING AGREEMENTS

                  SERVICES. Subject to the supervision of the Trust's Board of Trustees, WTC is authorized to continuously review, supervise and administer the Master Series' investment programs and to make and implement all investment decisions for the Series. In managing the Master Series' assets, WTC is required to comply with the Master Series' investment objectives, policies and limitations as set forth in the Trust's registration statement and applicable laws and regulations. WTC is authorized to select brokers or dealers for execution of securities transactions for the Master Series. WTC also maintains certain books and records in connection with its services to the Trust. At the request of the Trust, WTC in its discretion, may make available to the Trust, office facilities, equipment, personnel and other services, the costs of which shall be borne by the Master Series proportionate to their utilization thereof.

                  ADVISERS' COMPENSATION. According to the Existing Agreements, the Trust shall pay to WTC at the end of each month a fee equal to one-twelfth of 0.20 percent of the Money Market Series' average daily net assets, one-twelfth of 0.70 percent of the Equity Series' average daily net assets and one-twelfth of 0.40 percent of the Bond Series' average daily net assets during the month. WTC has agreed to waive all or a portion of its advisory fees and assume certain Portfolio expenses in order to assist the Portfolios in maintaining competitive expense ratios. As compensation for investment advisory services to the Series for the period from October 20, 1998 to June 30, 1999, after fee waivers, WTC received compensation with respect to each Series as follows: for Money Market Series $271,643; for Bond Series $81,636; and for Equity Series $502,717. As compensation for investment advisory services to the Funds for the period from June 30, 1998 to October 19, 1998, the Series previous adviser, Kiewit Investment Management Corp., received compensation with respect to each Series as follows: for Money Market Series $69,483; for Bond Series $31,982; and for Equity Series $183,884. WTC AND RSMC HAVE AGREED TO CONTINUE THE ADVISORY FEE WAIVERS AND ASSUMPTION OF EXPENSES IN ORDER TO MAINTAIN THE CURRENT CAPS ON THE PORTFOLIOS' EXPENSES.

                  LIMITATION OF LIABILITY. According to the Existing Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties by WTC, WTC shall not be liable to the Series or to shareholders for any act or omission in the course of, or connected with, rendering services under the Existing Agreements or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment. However, this limitation of liability shall not protect WTC from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

                  TERM. The Existing Agreements were last approved by the Trustees of the Trust at a Board meeting held for that purpose on September 23, 1998 and by shareholders of the respective Portfolios on October 19, 1998. The Agreements are effective for an initial term of two years commencing on October 20, 1998 and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Trust or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Existing Agreements or interested persons of any such party, cast in person at a meeting called for such purpose.

                  TERMINATION. The Existing Agreements may at any time be terminated without payment of any penalty either by vote of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Series, on sixty days' written notice to WTC. The Existing Agreements may be terminated by WTC after ninety days' written notice to the Fund. The Agreements shall terminate automatically in the event of their assignment.

INFORMATION CONCERNING THE NEW AGREEMENTS

                  A form of the New Agreements is attached hereto as EXHIBIT A and the following description of the Agreements' terms is qualified in its entirety by reference to EXHIBIT A. The material differences between the Existing Agreements and the New Agreements, are (1) new effective dates; (2) RSMC would replace WTC as the adviser for Money Market Series; and (3) fee break points would be included in the adviser's compensation schedule for Bond Series and Equity Series. Additionally, the New Agreements provide that the adviser shall furnish for the use of the Trust office facilities, equipment and personnel necessary for servicing the Master Series' investments, at no cost to the Trust.

                  The New Agreement proposed for approval between the Trust, on behalf of WT Money Market Series, and RSMC provides that RSMC would be entitled to an annual fee, payable monthly, equal to .20% of Money Market Series' average daily net assets. This is the same rate of compensation currently payable to WTC under Money Market Series' Existing Agreement.

                  The New Agreements proposed for approval between WTC and the Trust, on behalf of Bond Series and Equity Series provide that WTC would be entitled to an annual fee, payable monthly, equal to the following percentages of a Master Series' average daily net assets:

                           (a) BOND SERIES. .35% of the Series' first $1 billion
of average daily net assets, .30% of the Series' next $1 billion of average daily net assets; and .25% of the Series' average daily net assets over $2 billion; and

                           (b) EQUITY SERIES. .70% of the Series' first $1
billion of average daily net assets; .65% of the Series' next $1 billion of average daily net assets; and .60% of the Series' average daily net assets over $2 billion.

                  It is anticipated that the New Agreements would be dated as of November 1, 1999, and they would continue in effect for a period of two years from such date.

            EVALUATION OF THE NEW AGREEMENTS BY THE BOARD OF TRUSTEES

                  Each of the Trustees of the Fund is also a Trustee of the Trust. At a Board meeting held on May 13, 1999, the Trustees considered the New Agreements. Representatives of WTC and RSMC met with the Trustees and provided them with information about their investment management operations. They explained their investment philosophy and the strategies that they would use in managing the Master Series. They also related the historical performance of WTC's and RSMC's accounts.

                  In determining to recommend to shareholders the approval of the New Agreements with WTC on behalf of Bond Series and Equity Series, the Trustees took into account the following:

" The advisory fee rates payable by the Series to WTC would decrease as the Series' assets increase as a result of the fee break points.

" Other than the changes in advisory fee rates and effective dates, there are no material differences between the Existing and New Agreement.

" The New Agreements do not contemplate a change in (1) the level of advisory services that the Series would receive (2) the management or operations of the Series or (3) the personnel managing the Series.

"        The skills and capabilities of WTC in managing the Bond and Equity
         Series.

                  In determining to recommend to shareholders the approval of the New Agreement with RSMC on behalf of Money Market Series, the Trustees took into account:

" The extensive experience of RSMC in managing other money market funds, and RSMC's capabilities and performance record

" The New Agreements do not contemplate a change in (1) the level of advisory services that the Series would receive (2) the management or operations of the Series or (3) the personnel managing the Series.

                  Based upon the above factors, the Board, including a majority of the Trustees who are not parties to the investment advisory agreements or interested persons of any such party, voted to recommend shareholder approval of the New Agreements.

BROKERAGE ALLOCATION

                  WTC, in effecting the purchase and sale of portfolio securities for certain Master Series, currently seeks execution of trades at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange. However, WTC reserves the right to seek execution of trades at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund or WTC by such member, broker, or dealer. Such services may include, but are not limited to, the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. WTC may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by WTC in connection with the Fund. Under the New Agreements, WTC would follow substantially similar policies for allocating Bond and Equity Series' brokerage transactions.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR APPROVAL OF THEIR RESPECTIVE INVESTMENT ADVISORY AGREEMENT.


                                 PROPOSAL NO. 2

                       TO CONSIDER THE ELECTION OF FIVE PERSONS TO
                       THE FUND'S BOARD OF TRUSTEES


                  The Fund's Board has nominated Eric Brucker, John J. Quindlen, Louis Klein Jr., Clement C. Moore, II and William P. Richards for election as Trustees of the Fund. The reason for this election is that the Fund's Board of Trustees is being expanded as a result of the Reorganization. The Board has determined that it would be beneficial for shareholders to elect these persons to the Fund's Board as representatives of the other mutual funds participating in the Reorganization. Mr. Brucker is presently an independent trustee of the Rodney Square group of funds, and Messrs. Klein and Moore are presently independent trustees of the CRM Funds. Mr. Richards is a Managing Director of Roxbury Capital Management, Inc., an affiliate of WTC that will be managing certain other equity funds in the new fund group after the Reorganization. Mr. Quindlen, a trustee of the Rodney Square group of funds, was appointed to WT Mutual Fund's Board at a meeting held on August 12, 1999, to replace Lawrence B. Thomas whose resignation was accepted on that date. Each of the nominees, except Mr. Richards, would be an independent Trustee of the Fund.

                  Certain information about Messrs. Brucker, Quindlen, Klein, Moore and Richards is set forth in the following chart. Each nominee has agreed to serve if elected, and if he should be unavailable to serve for any reason, the persons named as proxies will vote for a substitute nominee selected by the Board of Trustees. The Fund currently knows of no reason why Messrs. Brucker, Quindlen, Klein, Moore or Richards would be unable or unwilling to serve if elected.

                                                                              11
NOMINEES TO THE BOARD OF TRUSTEES

                                                                                            SHARES OWNED
                                                                                            BENEFICIALLY
       NAME AND AGE                   PRINCIPAL OCCUPATION FOR PAST 5 YEARS                AUGUST 24, 1999
       ------------                   -------------------------------------                ---------------
Eric Brucker                 Dean of the College of Business, Public Policy and
58 years old                 Health at the University of Maine since September
                             1998. Dean of the School of Management at the
                             University of Michigan from June 1992 to September
                             1998. Professor of Economics, Trenton State College
                             from September 1989 to June 1992. Vice President
                             for Academic Affairs, Trenton State College from
                             September 1989 to June 1991. Dean of College of
                             Business and Economics and Chairman of various
                             committees at the University of Delaware from 1976
                             to September 1989; Trustee of the funds in the
                             Rodney Square fund group.
John J. Quindlen             Retired.  Senior Vice President-Finance of E.I. du Pont
67 years old                 de Nemours and Company, Inc. (diversified chemicals)
                             from 1984 to November 1993.  Chief Financial Officer of
                             E.I. du Pont de Nemours and Company, Inc. from 1984 to
                             June 1993.  Presently, a director of St. Joe Paper Co.,
                             Trustee of Kalmar Pooled Investment Trust and the funds
                             in the Rodney Square fund group.
Louis Klein Jr.              Self employed financial consultant from 1991 to the
63 years old                 present.  Has held the positions of Trustee, Manville
                             Personal Injury Settlement Trust; Director,
                             Riverwood International Corporation; Director,
                             Manville Corporation since 1991; Trustee of The CRM
                             Funds.
Clement C. Moore, II         Managing Partner, Mariemont Holdings, LLC, a
                             commercial real estate holding and development
                             company from 1980 to present; Trustee of The CRM
                             Funds.
William P. Richards*         Managing Partner - Client Service and Portfolio
                             Communication, Roxbury Capital Management since
                             1998. Formerly Senior Vice President and Partner,
                             Van Deventer & Hoch, an investment management firm.

* Interested person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

CURRENT TRUSTEES AND EXECUTIVE OFFICERS OF WT MUTUAL FUND

                                                                                                SHARES OWNED
                                        POSITION         PRINCIPAL OCCUPATION          BENEFICIALLY
       NAME AND AGE          POSITION     SINCE              OR EMPLOYMENT           AUGUST 24 ,1999
       ------------          --------     -----              -------------           ---------------
Robert H. Arnold            Trustee       1997       Since 1989, Co-Manager of
55 years old                                         R.H. Arnold & Co., Inc., an
                                                     investment banking company
John J. Quindlen            Trustee       1999       Described above.
67 years old


                                                                     12

Nicholas A. Giordano        Trustee       1998       Financial Services
56 years old                                         consultant, 1997-present;
                                                     Interim President of
                                                     LaSalle University July 1,
                                                     1998-June 30, 1999;
                                                     President and Chief
                                                     Executive Officer of the
                                                     Philadelphia Stock Exchange
                                                     from 1981 through August
                                                     1997.
*Robert J. Christian        Trustee and   1998       Chief Investment Officer of
50 years old                President                Wilmington Trust and
                                                     Director of Rodney Square
                                                     Management Corporation
                                                     since February 1996.
                                                     Chairman and Director of
                                                     PNC Equity Advisors Company
                                                     and President and Chief
                                                     Investment Officer of PNC
                                                     Asset Management Group,
                                                     Inc. from 1994-1996; Chief
                                                     Investment Officer of PNC
                                                     Bank from 1992-1996.
*Eric K. Cheung             Vice Preside  1998       Since 1991, Division Manager
43 years old                                         for all fixed income
                                                     products at WTC.
*Pat Colletti               Treasurer     1999       Vice President and Director
41 years old                                         of Investment Accounting and
                                                     Administration of PFPC Inc.
                                                     since April 1999.
                                                     Controller of Reserve Funds
                                                     1986-1999.
*Gary M. Gardner            Secretary     1999       Senior Vice President of
48 years old                                         PFPC Inc. since 1994.

*        Interested Person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

                  During the Fund's fiscal year ended June 30, 1999, four regular Board meetings were held and one special Board meeting was held. Since they joined the Board of Trustees, each of the current Trustees has attended at least 75% of the total number of Board meetings. The Board has an Audit Committee consisting of Messrs. Arnold, Giordano and Thomas which is responsible for recommending the selection of the Fund's independent auditors and for conducting post-audit reviews of the Fund's financial condition with the auditors. The Audit Committee held one meeting during the fiscal year ended June 30, 1999, and all three members of the Audit Committee participated in the meeting.

                  The following chart provides certain information for fiscal year ended June 30, 1999 about the fees paid to Trustees by the Fund and the
Trust:

                                                COMPENSATION TABLE
-------------------------- --------------------- ---------------------- --------------------- ----------------------
           (1)                     (2)                    (3)                   (4)                    (5)

                                                      PENSION OR
                                                      RETIREMENT                                      TOTAL
                                AGGREGATE          BENEFITS ACCRUED       ESTIMATED ANNUAL        COMPENSATION
         NAME OF               COMPENSATION         AS PART OF FUND        BENEFITS UPON       FROM THE FUND AND
     PERSON & POSITION         FROM THE FUND            EXPENSES              RETIREMENT             THE TRUST
    -----------------         -------------            --------              ----------             ---------
Robert H. Arnold                  $____                    0                     0                    $____
Trustee
Lawrence B. Thomas                $____                    0                     0                    $____
Trustee (until 8/99)
Nicholas A. Giordano              $____                    0                     0                    $____
Trustee
Robert J. Christian                 0                      0                     0                      0
  Trustee and President

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS ELECT ERIC BRUCKER, JOHN J. QUINDLEN, LOUIS KLEIN JR., CLEMENT C. MOORE, II AND WILLIAM RICHARDS TO THE FUND'S BOARD OF TRUSTEES.


                                 PROPOSAL NO. 3

                      TO APPROVE CERTAIN CHANGES TO THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS.

                  The Board of Trustees believes that it is advisable for the Portfolios and their Master Series to adopt new fundamental investment limitations. Fundamental investment limitations restrict each Portfolio and its corresponding Master Series from making certain types of investments based upon prohibitions in the 1940 Act. Eliminating or changing a mutual fund's fundamental investment limitations requires a 1940 Act Majority Vote. If approved, the proposed limitations would result in (1) restatement of certain existing limitations without changing their substance; (2) elimination of certain limitations or changing them to non-fundamental policies of the Portfolios and the Series; or (3) substantive changes to certain limitations.

                  One reason for the proposed changes is to modernize the limitations to reflect changes in the laws governing mutual funds. Some of the existing limitations were adopted initially by the Fund as a result of the directives of various state securities commissions. Changes to federal securities laws in 1996 have superseded these state directives. Some of these limitations unnecessarily hamper the adviser's investment discretion. Another reason for the changes is to conform the Portfolios' and Series' limitations to those of the other funds participating in the Reorganization. Management of the Fund and the Trust believes that it would be beneficial to have uniform investment policies applicable to all similarly managed funds in the new consolidated fund group. None of the limitations that are proposed to be eliminated or changed are expected to have a material impact on a Portfolio's investment operations.

                  A comparison of the existing and proposed investment limitations follows. In each case, a limitation applies not only to a Portfolio, but also to its corresponding Master Series.

EXISTING: A Portfolio will not, as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer, provided that this restriction applies to 100% of the total assets of Money Market Portfolio.

PROPOSED: A Portfolio will not purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer; provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations;
(2) these limitations do not apply to securities issued or guaranteed by the U.
S. Government, it agencies or instrumentalities; and (3) for Equity Portfolio repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations.

EFFECT OF CHANGE: Adds a restriction against owning 10% or more of an issuer's voting securities which is currently a non-fundamental policy of the Portfolios, reduces the extent to which the limitation applies to Money Market Portfolio from 100% to 75% and broadens the exception for Equity Portfolio's investments in certain repurchase agreements.


EXISTING: A Portfolio will not, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry, provided that Money Market Portfolio may invest more than 25% of the value of its total assets in obligations of U.S. banks, such as certificates of deposit, time deposits and banker's acceptances. Such banks must have total assets exceeding one billion dollars.

PROPOSED: A Portfolio will not purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that (1) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities and (2) Money Market Portfolio may invest more than 25% of its total assets in the obligations of banks.

EFFECT OF CHANGE: Adds an exception for investments in U.S. Government obligations and eliminates the Money Market Portfolio's requirements with respect to the asset size of banks.


EXISTING: A Portfolio will not borrow, except that a Portfolio may borrow from banks for temporary or emergency purposes or to pay redemptions and then, in no event, in excess of 33% of its net assets and a Portfolio may pledge not more than 33% of such assets to secure such loans.

PROPOSED: A Portfolio will not borrow money, provided that (1) the Portfolio may borrow money from banks for temporary or emergency services (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings and (2) Equity Portfolio may borrow money for temporary or emergency purposes in an aggregate amount not in excess of 10% of its total assets.

EFFECT OF CHANGE: Extends the exception to cover reverse repurchase agreements for all Portfolios and limits Equity Portfolio's temporary or emergency borrowings to 10% of its assets.


EXISTING: A Portfolio will not make loans, except that this restriction shall not prohibit (a) the purchase of obligations customarily purchased by institutional investors, (b) the lending of Portfolio securities or (c) entry into repurchase agreements.

PROPOSED: A Portfolio will not make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions which, for Money Market and Bond Portfolios only, are limited to 33 1/3% of the value of the Portfolio's total assets.

EFFECT OF CHANGE: No material change other than limiting Money Market and Bond Portfolio's securities loan transactions to 33 1/3% of the Portfolio's total assets.


EXISTING: A Portfolio will not engage in the business of underwriting securities issued by others, except that, in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933 (the "1933 Act").

PROPOSED: A Portfolio will not underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security.

EFFECT OF CHANGE: No material change.

                                                                              16
EXISTING: A Portfolio will not invest in real estate, including limited partnership interests therein, although they may purchase and sell securities which deal in real estate and securities which are secured by interests in real estate.

PROPOSED: A Portfolio will not purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts.

EFFECT OF CHANGE:  No material change.


EXISTING: A Portfolio will not purchase or sell commodities except that a Portfolio may purchase or sell financial futures contracts and options thereon.

PROPOSED: A Portfolio will not purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts, provided that Equity Portfolio also may invest in, purchase, sell or enter into swap transactions and other derivative financial instruments.

EFFECT OF CHANGE: Adds exceptions for foreign currency futures contracts and options transactions for all Portfolios and for swap and derivative transactions for Equity Portfolio.


EXISTING: A Portfolio will not pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

PROPOSED:  None

EFFECT OF CHANGE:  Eliminates a superseded state securities law requirement.


EXISTING:   None

PROPOSED: A Portfolio will not issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation; provided that Equity Portfolio may issue senior securities to the extent permitted by the 1940 Act.

EFFECT OF CHANGE: Adds a fundamental restriction that is required by the 1940
Act.


EXISTING: A Portfolio will not invest more than 15% of the value of the Portfolio's net assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments.

PROPOSED: None- however, the existing limitation would become a non-fundamental policy of the Portfolios.

EFFECT OF CHANGE: None - this limitation is not required to be a fundamental investment policy under the 1940 Act.


EXISTING: A Portfolio will not invest its assets in securities of any investment company in excess of the limits set forth in the 1940 Act and rules thereunder, except in connection with a merger, acquisition of assets, consolidation or reorganization.

PROPOSED:  None

EFFECT OF CHANGE: None - this limitation is not required to be a fundamental investment policy under the 1940 Act.


EXISTING: A Portfolio will not purchase securities on margin or sell securities short, except that a Portfolio may satisfy margin requirements with respect to futures transactions.

PROPOSED: None- however, similar restrictions on margin purchases and short sales (except short sales against the box) would be non-fundamental policies of the Portfolios.

EFFECT OF CHANGE: None - this limitation is not required to be a fundamental investment policy under the 1940 Act.

                  As with the Portfolios' existing fundamental investment limitations, the proposed limitations include an exception that they shall not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as its corresponding Master Series. This exception is necessary to permit the Portfolios to operate as feeder funds.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED CHANGES TO THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS.

                                 PROPOSAL NO. 4

                      RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE FUND'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.


                  The Board has selected Ernst & Young LLP, located at Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to serve as independent auditors to audit the financial statements of the Fund for the fiscal year ending June 30, 2000. Ernst & Young has advised the Fund that neither it, nor any of its members, has any other relationship with the Fund, and that none of them has any direct or indirect financial interest in the Fund. No representative of Ernst & Young is expected to be present at the Meeting.

                  Ernst & Young acted as auditors for the Fund for the fiscal year ended June 30, 1999. The selection of Ernst & Young was based upon the skill and expertise of that firm in the specialized area of investment company accounting, reflected in its local and national practices in this field.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE FUND'S INDEPENDENT AUDITORS.


                                 PROPOSAL NO. 5

OTHER BUSINESS

                  The Meetings of the Portfolios' shareholders are special meetings, and will generally consider only those matters set forth in the Notice of the Meetings. The Board of Trustees knows of no other matters to be brought before the Meetings. However, if other matters properly come before the Meetings, it is the intention of the Board of Trustees that the proxies that do not contain specific instructions to the contrary will be voted, to the extent permitted by applicable law, on such matters in accordance with the judgment of the persons designated therein as proxies.

         PRINCIPAL SHAREHOLDERS

                  The following shareholders beneficially owned more than 5% of the Portfolios' outstanding shares as of the Record Date:

                                             NUMBER OF SHARES        PERCENTAGE
NAME & ADDRESS                              BENEFICIALLY OWNED      OF PORTFOLIO
--------------------------------------------------------------      ------------
WT MONEY MARKET PORTFOLIO:

Wasatch Constructors, Joint Venture
1000 Kiewit Plaza
Omaha, NE  68131

Kiewit-Granite, Joint Venture
1000 Kiewit Plaza
Omaha, NE  68131

Kiewit Construction Company
1000 Kiewit Plaza
Omaha, NE  68131
                                    TOTAL

WT SHORT/INTERMEDIATE BOND PORTFOLIO:

Northern Trust Company, Trustee
for Continental Kiewit Inc.
Pension Plan
P.O. Box 92956
Chicago, IL  60675-2956

Decker Coal Reclamation Fund
1000 Kiewit Plaza
Omaha, NE  68131

Wilmington Trust Company as Trustee
for Black Butte Coal Company
Pension Plan
1100 N. Market Street
Wilmington, DE 19890

Wilmington Trust Company as Trustee
for Kiewit Construction Corp.
Retirement Savings Plan

1100 N. Market Street
Wilmington, DE 19890

Wilmington Trust Company as Trustee
for Decker Coal Company Pension
Plan
1100 N. Market Street
Wilmington, DE 19890

                                    TOTAL

WT BROAD MARKET EQUITY PORTFOLIO:

Northern Trust Company, Trustee
for Continental Kiewit Inc.
Pension Plan
P.O. Box 92956
Chicago, IL  60675-2956

Wilmington Trust Company, Trustee
for Kiewit Construction Group
Retirement Savings Plan
1100 N. Market Street
Wilmington, DE  19890

Decker Coal Reclamation
1000 Kiewit Plaza
Omaha, NE  68131

Wilmington Trust Company, Trustee
for Decker Coal Company
Pension Plan
1100 N. Market Street
Wilmington, DE  19890

                                    TOTAL

                  As of the Record Date, the Trustees and officers of the Fund, as a group, beneficially owned less than 1% of each Portfolio's outstanding shares.

ADDITIONAL INFORMATION

                  PFPC Inc. serves as the administrator, accounting services, dividend disbursing and transfer agent for each Portfolio and Series and is located at 400 Bellevue Parkway, Wilmington, DE 19809. The Fund has entered into a distribution agreement with Provident Distributors, Inc., located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428, pursuant to which Provident Distributors is responsible for supervising the sale of each Portfolio's shares.

SHAREHOLDER REPORTS

                  The most recent Annual Reports of the Fund and the Trust which contain audited financial statements for the fiscal year ended June 30, 1999 are available at no cost to shareholders upon request by: (1) writing to the Fund c/o PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809 or (2) by calling toll free 1-800-254-3948.

SHAREHOLDER PROPOSALS

                  The Fund does not hold annual meetings. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written request or proposal to the secretary of the Fund.


                                 By Order of the Board of Trustees

                                 Gary M. Gardner
                                 Secretary
September __, 1999

                                    EXHIBIT A


                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                              [INVESTMENT ADVISER]

         AGREEMENT made this __th day of October, 1999, by and between WT Investment Trust I, a Delaware business trust (hereinafter called the "Fund"),
and [                ], a corporation organized under the laws of the state of
________________ (hereinafter called the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest (the "Series"), each corresponding to a distinct portfolio; and

         WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Series of the Fund, and to have that investment adviser provide or perform for the Series various research, statistical and investment services; and

         WHEREAS, the Adviser is willing to furnish such services to the Fund with respect to each of the Series listed on Schedule A to this Agreement on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

         1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of the Series in the manner set forth in Section 2 of this Agreement subject to the direction of the Trustees and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         2. OBLIGATIONS OF, AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

                  A.       INVESTMENT ADVISORY SERVICES.

                            (i) The Adviser shall direct the investments of each
Series, subject to and in accordance with the Series' investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the "Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

                            (ii) The Adviser is authorized, in its discretion
and without prior consultation with the Fund, to purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies.

                  B.       CORPORATE MANAGEMENT SERVICES.

                            (i) The Adviser shall furnish for the use of the
Fund office space and all office facilities, equipment and personnel necessary for servicing the investments of the Fund.

                            (ii) The Adviser shall pay the salaries of all
personnel of the Fund and the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund.

                  C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Fund and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

                  D. CODE OF ETHICS. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and
Section 204A of the Investment Advisers Act of 1940 and will provide the Fund and its administrator, on the date of this Agreement, a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-l(c)(l).

                  E. DISQUALIFICATION. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

                  F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities.

         3.       EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.

                  A. The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Series, and for the selection of the markets on or in which the transactions will be executed.

                  B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Fund's registration statement.

                  C. It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Series' brokerage.

                  D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Series and for other clients of the Adviser in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                  E. It is understood that the Adviser may, in its discretion, use brokers who provide a Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term.

                  F. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

                  G. The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Series' total brokerage and portfolio transaction activities and the manner in which that business was allocated.

                                                                               4
         4. DELEGATION OF ADVISER'S OBLIGATIONS AND SERVICES. With respect to any or all Series, the Adviser may enter into one or more contracts ("Sub-Advisory Agreement") with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

         5. EXPENSES OF THE FUND. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation:

            A.   fees payable for administrative services;

            B.   fees payable for accounting services;

            C. the cost of obtaining quotations for calculating the value of the assets of each Series;

            D.   interest and taxes;

            E. brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

            F. compensation and expenses of its Trustees other than those who are "interested persons" of the Fund within the meaning of the 1940 Act;

            G.   legal and audit expenses;

            H. fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;

            I. expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund;

            J. all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor;

            K.   premiums for fidelity bond and other insurance coverage;

            L.   the Fund's association membership dues;

            M.   expenses of typesetting for printing Prospectuses;

            N. expenses of printing and distributing Prospectuses to existing shareholders;

            O. out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency service;

            P. service fees payable by each Series to the distributor for providing personal services to the shareholders of each Series and for maintaining shareholder accounts for those shareholders;

            Q.   distribution fees; and

            R. such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

         6. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Series' name in Schedule B attached hereto. The aggregate of such advisory fees for all Series shall be payable monthly as soon as practicable after the last day of each month based on each Series' average daily net assets.

         7.       ACTIVITIES AND AFFILIATES OF THE ADVISER.

                  A. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder.

                  B. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of Section 3 of this Agreement, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Series of the Fund, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Series may have an interest. The Adviser shall have no obligation to recommend for any Series a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Series or otherwise.

                  C. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons" as directors, officers, agents or shareholders of the Adviser or its "affiliated persons"; that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund as trustees, officers, agents, shareholders or otherwise; that the Adviser or its "affiliated persons" may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

         8.       LIABILITIES OF THE ADVISER.

                  A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

                  B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

         9. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" of the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         10. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement.

         11. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Trustees of the Fund and, where required by the 1940 Act, the shareholders of any affected Series in the manner required by the 1940 Act and the rules thereunder.

                                                                               7
         12.      TERMINATION.  This Agreement:

                  A. may at any time be terminated without payment of any penalty by the Fund with respect to any Series (by vote of the Board of Trustees of the Fund or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;

                  B. shall immediately terminate in the event of its "assignment"; and

                  C. may be terminated with respect to any Series by the Adviser on sixty (60) days' written notice to the Fund.

         13. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

         14. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

         15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         16. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

         IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.

                                            WT INVESTMENT TRUST I

                                            By:
                                            Name:
                                            Title:

         [INVESTMENT ADVISER]
                                            By:
                                            Name:

                                            Title:

                                                                               9
                                   SCHEDULE A
                            DATED OCTOBER _____, 1999
                                       TO
                               ADVISORY AGREEMENT
                            DATED OCTOBER _____, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                              [INVESTMENT ADVISER]


                              ______________ Series
                              _______________Series

                                   SCHEDULE B
                             DATED OCTOBER ___, 1999
                                       TO
                               ADVISORY AGREEMENT
                             DATED OCTOBER ___, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                              [INVESTMENT ADVISER]

                                  Fee Schedule

                                                         ANNUAL FEE AS A % OF
SERIES                                                  AVERAGE DAILY NET ASSETS
------                                                  ------------------------

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                                 WT MUTUAL FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                            WT MONEY MARKET PORTFOLIO

                                OCTOBER 22, 1999


         The undersigned hereby constitutes and appoints _________________ and ___________ or any one of them true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of WT Mutual Fund to be held at the offices of Wilmington Trust Company, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL AND TO ELECT EACH NOMINEE TO THE FUND'S BOARD. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

         1. To Approve an Investment Advisory Agreement with Rodney Square Management Corporation

                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]


         2.       (a)      To elect Eric Brucker to the Fund's Board of Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (b)      To elect John J. Quindlen to the Fund's Board of
                           Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (c)      To elect Louis Klein Jr. to the Fund's Board of
                           Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (d) To elect Clement C. Moore, II to the Fund's Board of Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (e)      To elect William P. Richards to the Fund's Board of
                           Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

         3. To approve changes to the Portfolio's fundamental investment limitations
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]


         4. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2000; and
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  To transact such other business as may properly come before the Meeting.



    SIGNATURE                          SIGNATURE (JOINT OWNER)             DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                                 WT MUTUAL FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                      WT SHORT/INTERMEDIATE BOND PORTFOLIO

                                OCTOBER 22, 1999


         The undersigned hereby constitutes and appoints _________________ and ___________ or any one of them true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of WT Mutual Fund to be held at the offices of Wilmington Trust Company, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL AND TO ELECT EACH NOMINEE TO THE FUND'S BOARD. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

         1. To Approve A New Investment Advisory Agreement with Wilmington Trust Company
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

         2.       (a)      To elect Eric Brucker to the Fund's Board of Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (b)      To elect John J. Quindlen to the Fund's Board of
                           Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (c)      To elect Louis Klein Jr. to the Fund's Board of
                           Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (d) To elect Clement C. Moore, II to the Fund's Board of Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (e)      To elect William P. Richards to the Fund's Board of
                           Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

         3. To approve changes to the Portfolio's fundamental investment limitations

                                                                              14
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]
         4. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2000; and
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  To transact such other business as may properly come before the Meeting.



    SIGNATURE                          SIGNATURE (JOINT OWNER)             DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                                 WT MUTUAL FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                        WT BROAD MARKET EQUITY PORTFOLIO

                                OCTOBER 22, 1999


         The undersigned hereby constitutes and appoints _________________ and ___________ or any one of them true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of WT Mutual Fund to be held at the offices of Wilmington Trust Company, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL AND EACH NOMINEE TO THE FUND'S BOARD. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

         1. To Approve A New Investment Advisory Agreement with Wilmington Trust Company
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

         2.       (a)      To elect Eric Brucker to the Fund's Board of Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (b)      To elect John J. Quindlen to the Fund's Board of
                           Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (c)      To elect Louis Klein Jr. to the Fund's Board of
                           Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (d) To elect Clement C. Moore, II to the Fund's Board of Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  (e)      To elect William P. Richards to the Fund's Board of
                           Trustees
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

         3. To approve changes to the Portfolio's fundamental investment limitations

                                                                              16
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]
         4. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2000; and
                  FOR  [ ]  AGAINST [ ]              ABSTAIN  [ ]

                  To transact such other business as may properly come before the Meeting.

     SIGNATURE                          SIGNATURE (JOINT OWNER)             DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.